SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-53254

Date of Report: July 8, 2009

JINZANGHUANG TIBET PHARMACEUTICALS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	26-2443288
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

Harborside Financial Center, 2500 Plaza V, Jersey City, NJ 07303
(Address of Principal Executive Offices)

201-882-3332
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Appointment of Certain Officers

On July 8, 2009 the Board of Directors elected Xue Bangyi to serve as Chief Executive Officer, replacing Wang Shuxiang in that position.  Xue Bangyi will continue to also serve as Chairman of the Corporation, and Wang Shuxiang will continue to serve as Secretary of the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 20, 2009

JinZangHuang Tibet Pharmaceuticals, Inc.

By: /s/ Xue Bangyi

      Xue Bangyi, Chief Executive Officer